UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (date of earliest event reported):  July 30, 2012 (July 25, 2012)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On July 25, 2012, Geokinetics Inc., a Delaware corporation, (“Geokinetics”) held its 2012 Annual Meeting of Stockholders. The total outstanding voting securities entitled to vote were 25,353,283 shares, which consisted of 19,710,524 shares of Common Stock, $0.01 par value, and 5,642,759 shares of Common Stock issuable upon the conversion of 360,008 shares of Series B-1 Senior Convertible Preferred Stock, $10.00 par value, for a total of 25,353,283 shares of Common Stock on an “as converted” basis.  Unless otherwise indicated, all results presented below reflect the voting power of the Common Stock and the Series B-1 Senior Convertible Preferred Stock voting together as a single class. The stockholders were asked to take the following actions:

1.  Elect eight directors, including one Series B-1 Senior Convertible Preferred Stock director, to the Geokinetics’ Board of Directors, each to hold office for a term of one year;

2.  Adopt an amendment to the Geokinetics’ Certificate of Incorporation to add a director exculpation provision; and

3.  Ratify the appointment of UHY LLP as Geokinetics’ independent public accountants for the fiscal year ending December 31, 2012.

PROPOSAL 1 — ELECTION OF DIRECTORS

Each of the eight nominees for director was elected to serve a one-year term.  The holders of the Series B-1 Senior Convertible Preferred Stock voted for the election of Mr. Cabes as a separate class.  The results of the vote were as follows:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes

William R. Ziegler	17,993,878	486,080	22,164	3,213,951
Richard F. Miles	16,731,270	1,747,688	23,164	3,213,951
Christopher M. Harte	16,100,385	2,377,573	24,164	3,213,951
Steven A Webster	14,673,765	3,793,693	34,664	3,213,951
Gary M. Pittman	16,288,275	2,190,683	23,164	3,213,951
Christopher D. Strong	16,005,765	2,433,193	63,164	3,213,951
Anthony Tripodo	16,382,790	2,095,168	24,164	3,213,951
B-1 Preferred Shares Only
Robert L. Cabes, Jr.	5,642,759	—	—	0

PROPOSAL 2 — ADOPTION OF THE AMENDMENT TO THE GEOKINETICS’ CERTIFICATE OF INCORPORATION TO ADD A DIRECTOR EXCULPATION PROVISION

The amendment to the Geokinetics’ Certificate of Incorporation to add a director exculpation provision was adopted.  The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

17,070,291	1,428,641	3,190	3,213,951

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF GEOKINETICS’ INDEPENDENT PUBLIC ACCOUNTANTS

The appointment of UHY LLP as Geokinetics’ independent public accountants was ratified.  The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

21,501,104	112,544	102,425	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GEOKINETICS INC.

Date: July 30, 2012	By:	/s/ William L. Moll, Jr.
William L. Moll, Jr., Vice President, General Counsel and Corporate Secretary

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